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
                                                                                                                       Exhibit 4.2

               COMMON STOCK                                [LOGO]                                         COMMON STOCK

                 NUMBER                            CHART INDUSTRIES, INC.                                   SHARES
                                      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
         NC-

     THIS CERTIFICATE IS TRANSFERABLE                                                               CUSIP 16115Q 20 9
  IN THE CITY OF NEW YORK OR CLEVELAND, OHIO                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

This is to certify that

                                                          -S P E C I M E N-
is the owner of

                         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                                                       CHART INDUSTRIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agents), filed in the office of Secretary of State of Delaware, to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                       CHART INDUSTRIES, INC.
                                                      [CORPORATE SEAL DELAWARE]
                                                                                              /s/ Michael F. Biehl

                                                                                                                      VICE PRESIDENT
COUNTERSIGNED AND REGISTERED:
                          NATIONAL CITY BANK
                              (CLEVELAND, OHIO)     TRANSFER AGENT
                                                     AND REGISTRAR                            /s/ Thomas F. McKee
                                                                                                                           SECRETARY

BY

                                          AUTHORIZED SIGNATURE
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                             CHART INDUSTRIES, INC.

       Chart Industries, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                           ___________________________

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
TEN COM  -as tenants in common                     UNIF TRAN MIN ACT- ____________ Custodian ___________
                                                                         (Cust)                (Minor)
TEN ENT  -as tenants by the entireties
JT TEN   -as joint tenants with right of                              under Uniform Gifts to
          survivorship and not as tenants                             Minors Act
          in common                                                   __________________________________
                                                                                  (State)
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     Additional abbreviations may also be used though not in the above list.

       For Value Received ________________________________________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________

                            ____________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.